EXIT and DISPOSAL ACTIVITIES	12 Months Ended
Dec. 31, 2014
EXIT and DISPOSAL ACTIVITIES [Abstract]
EXIT and DISPOSAL ACTIVITIES

3. EXIT and DISPOSAL ACTIVITIES

(a) Disposal of Nanjing Daqo

On September 28, 2012, in order to focus on the Group's core competency and enhance operating efficiency, the Group sold 100% equity interests in Nanjing Daqo to our related party, Daqo Group, after the Group failed to identify a third party investor from its public bidding procedure undertaken through the Nanjing Property Right Trading Center for a total consideration of RMB62 million (US$9.9 million). The sales price was determined with reference to the valuation result as of March 31, 2012 performed by an independent third party valuer, which determined the fair value to approximate the net asset value of approximately $12.0 million, less the operating loss of Nanjing Daqo incurred during the period from April 1, 2012 to September 28, 2012 of approximately $2.1 million. The loss from discontinued operation of $2,392,228 represents the aggregation of the loss incurred by Nanjing Daqo during the period from January 1, 2012 to September 28, 2012 of $3,491,527 and the gain on disposition of $1,099,299, which was the reclassification of foreign currency translation gain from other comprehensive income of $1,099,299. There were no remaining assets or liabilities associated with discontinued operations in the consolidated balance sheet as of December 31, 2012.

The discontinued operations were retrospectively reflected for all the prior years presented in the consolidated statements of operations. The operating results reported as discontinued operations for the years ended December 31, 2012 are summarized as follows:

Year ended December 31,
2012
Revenues	$6,454,830
Operating costs and expenses	(9,946,357)
Loss from discontinued operations before income taxes	(3,491,527)
Income tax benefit	—
Loss from discontinued operations	$(3,491,527)

(b) Relocation of Polysilicon Operations to Xinjiang

As of December 31, 2013, the Group had a plan to expand the capacity at the Xinjiang plant and is in the process of relocating significant production assets, with a carrying value of $ 144.7 million, from Chongqing Daqo to its Xinjiang plant. In connection with this relocation plan, the Group determined i) to cease a retooling project at its polysilicon production line located at Chongqing Daqo in the second quarter of 2013, and ii) it was more practical to relocate its machinery and equipment located at Chongqing Daqo, to Xinjiang as part of the Polysilicon Phase II Expansion Project plan. The Group expects to fully ramp up this expansion project by the end of the second quarter of 2015. Therefore, the Group recorded an impairment charge of $158.4 million in connection with this decision in the second quarter of 2013 and subsequently terminated its lease arrangement with Daqo New Material on December 30, 2013. As of December 31, 2013, the Group has incurred approximately $0.8 million in employee termination costs and $0.5 million in connection with relocation costs, all of which were recorded in selling, general and administrative expenses.

In August 2014, the Board of Directors approved the Company to launch an early stage research for the Polysilicon Phase III Expansion Project in Xinjiang. After a comprehensive analysis of the capacity and comparability of the Chongqing machinery and equipment, the Company concluded that it would be more efficient to use part of the machinery and equipment in Phrase III, rather than using all of them in Phrase II Expansion Project. As a result, the Company has changed its original relocation plan and determined to utilize a portion of these equipment and machinery in Polysilicon Phase III Expansion Project in Xinjiang.

As of December 31, 2014, about $46.1 million of $116.1 million of the machinery and equipment have been relocated from Chongqing Daqo to its Xinjiang plant for Polysilicon Phase II Expansion Project, which is expected to be fully ramp up by the end of the second quarter of 2015. The Company expects to complete the Polysilicon Phase III Expansion Project by early 2017, and the remaining machinery and equipment of $70.0 million will be relocated from Chongqing to Xinjiang then. The Group spent approximately $0.5 million on a quarterly basis to keep these machinery and equipment in good condition, including $0.3 million wages and $0.2 million electricity fees.

The change to the original relocation plan indicated that the carrying amount of the remaining machinery and equipment of $70.0 million may not be recoverable. The Group engaged an independent valuation firm to assist in performing the recoverability test. Based on the test, the Group concluded that the estimated sum of the undiscounted cash flows expected to be generated from the use and eventual disposition of the polysilicon group were in substantial excess of the carrying amount, and no impairment was noted as of December 31, 2014.

During the year ended December 31, 2014, additional $0.8 million relocation cost occurred, which was recorded in selling, general and administrative expenses. No material liabilities, including contract termination costs, are recorded in connection with this relocation plan as of December 31, 2013 and 2014. The Group expects to incur additional costs of $2.3 million in relocating the equipment.